AMENDING AGREEMENT

          THIS AGREEMENT made as of the 14th day of August, 1992

AMONG

          WAINOCO OIL CORPORATION, a body corporate having offices in the City of Houston, in the State of Texas, one of the United States of America ("Wainoco")

                                      - and -

          BANK OF MONTREAL, a Chartered Bank with head offices in the City of Montreal, in the Province of Quebec and having an office in the City of Calgary, in the Province of Alberta ("BMO")

                                      - and -

          MORGAN BANK OF CANADA, a Chartered Bank with head offices in the City of Toronto, in the Province of Ontario ("Morgan")

          WHEREAS Wainoco, BMO and Morgan entered into an Amended and Restated Loan Agreement dated October 2, 1991 as amended by a Letter Agreement dated October 2, 1991, an Amending Agreement dated December 31, 1991, a Letter Agreement dated January 15, 1992, an Amending Agreement dated March 2, 1992, an Amending Agreement dated April 29, 1992, an Amending Agreement dated May 29, 1992, an Amending Agreement dated June 12, 1992, an Amending Agreement dated June 30, 1992 and an Amending Agreement dated July 31, 1992 (collectively, the "Loan Agreement");

          AND WHEREAS Bank of Montreal and Morgan wish to issue to Wainoco a letter of credit (the "Letter of Credit") in the form attached as Schedule "A" hereto, certain terms of which are inconsistent with certain of the current provisions of the Loan Agreement;

          AND WHEREAS the parties wish to amend the Loan Agreement as herein provided in order to facilitate the issuance of the Letter of Credit;

          NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the sum of one dollar ($1.00) and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used herein shall, unless otherwise defined, have the meanings given to them in the Loan Agreement.

2.   Section 1 of the Loan Agreement is hereby amended as follows:

     (a) by adding the following between the word "monies" and the period in the fifth line of paragraph 1(l):

               ", and shall include the Letter of Credit"; and
     (b)  by adding the following after paragraph 1(ii) as a new paragraph
          1(ii.1):

          "(ii.1) "Letter of Credit" means the Commercial Letter of Credit issued by the Agent in the form attached as Schedule "A" to the Amending Agreement dated August 14th, 1992 among Wainoco, BMO and Morgan."

3.   Section 7 of the Loan Agreement is hereby amended as follows:

     (a) by deleting the figure and words "$10,000,000 (Canadian)" in the third line of paragraph 7(b) and replacing the same with the figures and words "$12,500,000 (Canadian)";

     (b) by adding the words "other than the Letter of Credit" after the word "Credit" in the first line of paragraph 7(d);

     (c) by adding the words "and the Letter of Credit shall mature on the earlier of thirteen (13) months from its date of issuance or the Drawdown Termination Date" to the end of paragraph 7(d);

     (d) by adding the words "other than the Letter of Credit" between the word "Credit" and the comma in the third line of paragraph 7(g); and

     (e)  by adding the following sentence to the end of paragraph 7(g):

               "Upon the issuance of the Letter of Credit, Wainoco shall pay an initial fee (payable in advance of the issue thereof) of one percent (1%) per annum on the face amount of such Letter of Credit, from the date of issue of the Letter of Credit to September 30, 1992, and thereafter Wainoco shall pay a quarterly fee (payable in advance), commencing October 1, 1992, of one percent (1%) per annum on the face amount of such Letter of Credit, based upon the term thereof, provided that, if at any time the facility contemplated by the Loan Agreement is classified as a Highly Leveraged Transaction, such fee shall, for each payment due during a period in which such classification is in effect, be one and three-quarters percent (1 3/4%) per annum on the face amount of such Letter of Credit, based on the term thereof"

4. This Agreement may be executed in counterpart and the number of counterparts read together shall form this Agreement.

5. The parties hereby ratify and confirm the terms of the Loan Agreement, subject to the specific amendments contained herein.
     IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day first written above.

                                        WAINOCO OIL CORPORATION

                                        Per:  /s/ Julie H. Edwards


                                        BANK OF MONTREAL

                                        Per:  /s/  Frank Techar

                                        MORGAN BANK OF CANADA

                                        Per: /s/  Stephen B. King